Exhibit 10.7

2018 Pre-movie Advertisement Regional Agency Contract

This contract was signed by the following parties in Chaoyang District, Beijing on November 12, 2018:

Party A: Tianjin Wanda Media Co., Ltd.

Party B: Leaping Media Group Co., Ltd.

After friendly negotiation, both parties in accordance with the principle of mutual benefit and common development, on the basis of the "Contract Law of the People's Republic of China" and other relevant laws and regulations of China, reached a cooperation agreement reached a consensus and voluntarily signed this contract on the issue of Party B agents Party A’s pre-movie advertisement in Heilongjiang Province.

Definitions;

1. Pre-movie advertisement: In this contract, all the cooperative cinema halls of the cinemas, and the advertisements of all the movie screenings before broadcasting. The pre-movie advertisements are divided into the national ones and local ones according to the advertising distribution area.

2. Pre-movie national advertisement: refers to the pre-movie advertisement of the same content of the same brand that is simultaneously distributed in any city of two or more provinces (including autonomous regions and municipalities). For the pre-movie national advertisement, the advertisements in the cities of a certain province in the country contain the regional name/telephone/address or other regional identification content, which is still regarded as the national advertisement before the advertisement.

3. Pre-movie local advertisement: refers to the advertisements of customers registered in the city or province where the agency area is stipulated in this contract, and only in the cities or provinces where the agent domain is stipulated in this contract, not in other cities.

1. Corporation Content

1.1. Corporation Form

1.1.1. Party B purchases the exclusive 2-minite pre-movie advertisement investment right of the cinemas according to “Table 1” in Party A's Heilongjiang Province region. The LCD static screen and splicing screen advertisements (hereinafter collectively referred to as “LCD screen advertisements”) in the theater are given for one-minute investment promotion in the area of Heilongjiang Province. Since the LCD screen advertisement is a gift, Party B cannot ask Party A for compensation for any reason.

Table 1. List of Cooperative theaters

Province	Numbers of cooperative theater	City	Cinema	Numbers of cinema halls
Heilongjiang	15	Harbin	Wanda cinema (Central)	8
		Harbin	Wanda cinema (Xiangfang) Branch)	6
		Harbin	Wanda cinema (West Branch)	11
		Harbin	Lesong Square Center	7
		Harbin	Achengdaren Aquare Center	7
		Harbin	Qunli Wealth square	7
		Harbin	Wanda cinema (Travel Center)	10
		Harbin	Songlei Square Branch	8
		Daqing	Wanda Cinema (Saertu)	8
		Daqing	Wanda Cinema (Lenovo)	7
		Jiamusi	Wanda Cinema (Square)	9
		Jiamusi	Wanda Cinema (Aona)	5
		Qiqihaer	Wanda Cinema	9
		Jixi	Wanda Cinema	7
		Mudanjiang	Wanda Cinema	9

1.1.2 : Definition of Pre-movie Local Advertisement and Local LCD Screen Advertisements in Heilingjiang Province

1) An independent legal entity which industrial and commercial registration place is in Heilongjiang Province (including the administrative jurisdiction of Heilongjiang Province, the same below),

2) Secondary and below institutions or chain institutions with independent or non-independent legal person status, such as: bank branches, telecommunications operator branches, insurance branches, enterprise branches, etc., advertising contract and secondary or lower institutions or chain agencies in Heilongjiang Province The advertisements signed by the store (including the K-owned districts and counties in Heilongjiang Province, the same below) and the expenses are borne by the secondary and below institutions or chain agencies are regarded as the pre-movie local advertisement of Heilongjiang. The unified release of the national bank, the head office, etc., is the pre-movie national advertisement of Party A.

3) The real estate project, whether it is a foreign enterprise or a local enterprise, as long as its real estate for sale is located in the administrative jurisdiction of Heilongjiang Province and is placed in the jurisdiction, the real estate advertisement is regarded as the pre-movie local advertisement.

4) Local Auto 4S Store in Heilongjiang Province: The registered place of the advertising main body (i.e., the advertiser) in the advertising contract is of the Heilongjiang Province region and the advertisement is placed only in the Heilongjiang Province region and the same content is displayed in the same brand. The pre-movie advertisement is considered a local order.

5) The pre-movie advertisement must have the regional symbol that contains at least one of the detailed address/ fix-line phone numbers.

1.2. Cooperation period: From December 27, 2018, to December 26, 2020.

1.3. Pre-movie advertisement playing order: Party B’s advertisement (pre-movie local advertisement) + Party A’s advertisement (pre-movie national advertisement) + Movie

1.4. The time duration of LCD screen advertisements cannot over than 1 minute each time.

2. The Rights and Obligations of Both Parties

2.1 Party A’s Rights and Obligations

(1) During the contract period, Party A shall not accept any company other than Party B or any form of pre-movie local advertisement in the city or province.

(2) Party A has the right to publish the placement advertisement in the theater agreed in this contract, and Party B has no right to undertake the posting of the advertisement in any form, regardless of whether the advertisement advertiser is a local enterprise as stipulated in the contract.

(3) Party A shall guarantee the exclusive agency qualification of the contractor of this contract and guarantee that the cooperation with the cinema will continue to be effective during the cooperation period of this contract. If the cooperation relationship between Party A and the contracted cooperative theater changes or terminates, Party A shall notify Party B one month in advance of the inspection. Therefore, Party A shall not be liable for any breach of contract, and the two parties shall settle the cooperation according to the actual cooperation cost on time ratio.

(4) Party A has the right to supervise and guide the advertising sales price of Party B's contracted cooperative cinema. If the price is lower than the price of this contract (price of 30 Secs of a hall in a month = total contract amount / number of cinemas / 12 month /4, if the sales are carried out in the month), Party A has the right to request Party B to correct the relevant actions. If Party B does not correct within the time limit, Party A has the right to terminate/deactivate the contract unilaterally. After the contract is terminated/dismissed, Party B shall pay the 30% of total amount of the contract as a liquidated damages. Party A does not assume any responsibility except for the refund of the unexecuted expenses (the total amount of this contract*(number of days not executed / 365 days) of Party B.

(5) Party A has the right to review the advertising contents and copies (including digital copies) provided by Party B in accordance with the relevant laws and regulations and the relevant regulations of the theater. If Party B's advertisement fails to pass the Party A's examination, Party A may refuse to play them: Party A shall publish advertisements in accordance with the advertisements provided by Party B, and Party A shall not change the materials without the consent of Party B.

(6) Party A has the right to review Party B's advertising sources, and Party B shall cooperate to verify that if the advertisements are directly or indirectly placed by Party A's national competitors (Party's national competitors include but are not limited to                                          ), the advertisements other than the pre-movie advertisements clearly defined in this contract, Party A has the right to refuse to broadcast, resulting in breach of contract liability and the compensation shall be borne by Party B . If Party A's national competitor changes, Party A shall promptly notify Party B that Party B shall not sign any form of advertising contract with Party A's counterparty from the date of receipt of this letter from Party B.

(7) If Party A finds that Party B has accepted the pre-movie national advertisement in the name of the pre-movie local advertisement area list in the contract, the party A with the advertisement. After the advertisement provided by Party A has simultaneous release in the other two (including two) cities, it is deemed that Party A has objected to the breach of contract and the violation, and the proof is completed. Party B should stop the advertisement at the first time. If Party A finds that Party B has accepted the national single-action before the publication, Party A has the right to not publish the single advertisement.

(8) Party A shall broadcast the advertisement of Party B as scheduled according to the time and content of the advertisement execution order. In the case of mis-casting or missed broadcasts, Party A shall replenish and release according to the principle of “double times compensation” After compensation for the event, Party A does not need to make other compensation.

(9) Party B shall fax the Advertisement Publication Execution Order (See Attachment 1)with official seal to Party A within 7-10 working days before the date of publication and send the copy and digital screening documents to the designated executives of Party A 7-10 working days before the publication date (Thursday), the designated copying agent and contact information of Party A. The method is as follows (if the contact changes, Party A needs to notify Party B in time):

(10) Advertising Source Delivery Address:

Name of the signatory: Muqi Zhang, Tel:

Name of the signatory: Shen Zhang, Tel:

(11) If Party A has to make a major adjustment to the playing time and the playing period due to the decoration of the theater, building construction, additional halls, expansion of the hall, replacement of the playing equipment, etc. Party A shall notifies Party B within 30 days after receiving the notice from the cinema in the form of a written fax (with Party seal). Both parties can negotiate according to the actual situation and properly resolve it.

(12) In the event of major events, unexpected events or unforeseen events leading to changes in the advertising broadcasts of Party B, Party A shall communicate with Party B in a timely manner. In view of the situation, the two parties may negotiate according to the actual situation and properly resolve them. Party A shall notify Party B in writing within three working days after the incident and shall not be deemed to be in breach of contract.

2.2 Party A’s Rights and Obligations

(1) Party B shall enjoy the exclusive pre-movie agent investment right of the contractual cinema of Heilongjiang Province.

(2) Except for the pre-movie local advertisement investment as stipulated in this contract, Party B shall not undertake any advertisement other than that clearly defined in this contract without the written consent of Party A, (including but not limited to pre-movie national advertisements and film-side advertisements. Party B shall not accept advertisements directly or indirectly placed by Party A competitors when cooperating with Party A. If Party A's national competitor changes, Party A shall notify Party B in a timely manner. From the date of receipt of this letter from Party A, Party B shall not sign any form of advertising contract with the competitor of Party A.

(3) Party B promises to carry out the pre-movie local advertisement agency service in Party A’s cooperative cinemas in Heilongjiang Province. The subscripts in this contract include the cinema in the first cooperative cinema list in the first paragraph of Article 1. If during the cooperation period, there is a newly opened cinema/new cinema in the cooperation area, (Party B understands and recognizes the newly opened cinema of Party A/ The newly added cinemas include, but are not limited to, the theaters/halls purchased or acquired by Party A and Party A's affiliates. There may be pre-show advertising contracts that are still in progress during the acquisition period and after the acquisition, which prevents Party A from being able to sell the theater/hall’s pre-movie advertisement agency l. If it cannot be sold to Party B and Party A does not constitute a breach of contract or assumes any responsibility to Party B) Party A shall inform Party B of the relevant information. If Party B wants to purchase the advertising resources of the corresponding advertising location area of the newly opened/added cinema, both parties shall sign an agency supplementary agreement within 5 working days before the opening of the newly opened cinema/new movie hall. The calculation method of the newly opened cinema/additional cinema agency price is: the actual transaction price of this contract / the total number of cinemas in Table 1 times the number of increased cinemas, of which A1 and provincial capital cities rose by 10%. If there is a newly opened cinema/additional cinema, Party B shall sign a supplementary agency agreement within five working days after receiving the notice from Party A. It is not possible to sign a proxy supplementary agreement for the corresponding advertising location of the newly opened cinema/new cinema. The party has the right to authorize other company agents.

(4) Party B shall not publish advertisements in Party A's theaters without any consent and authorization from Party A in any way; Party B shall not join the list of unpurchased cinemas and advertisements in the execution orders submits to Party A every week: Once found, Party A has the right to Immediately publish all the advertisements of Party B and cancel their agency qualifications, and deduct the deposit.

(5) Party A shall publish the advertisement on Thursday of each week, and Party B shall provide the digital format material to Party A at least 10 working days in advance. For digital copy only, the creative should be provided to Party A at least seven working days in advance. Party B shall submit the advertisement to Party A at least 14 working days in advance for the plastic surgery medical advertisement because Party A needs to submit it to the cinema for review. If the creative materials produced by Party A, Party B shall pay the corresponding production fee separately.

(6) Party B shall provide Party A with relevant documents of the previous publication project at least 10 working days before the date of publication: including but not limited to authorization of portrait rights, business license, trademark registration certificate, advertising license, agency certificate, patent Certificates, etc., of which real estate, pharmaceuticals, alcohol, cosmetics, medical equipment, medical institutions, health care products, etc. shall be handled in accordance with the Advertising Law or relevant laws and regulations, the specific provisions of the relevant state departments and the regulations of the theater.

(7) Party B shall not use languages showing “pre-movie,” “cinema line,” “movie theater,” “movie screen,” “exclusive,” “agent,” or the contact information of itself when posting its own advertisements.

(8) Party B shall not undertake advertisements for non-Wanda Cinema/other theaters, and shall not undertake advertisements containing non-Wanda Cinema/other cinema content segments; the advertisements of non-Wanda Plaza/Other Plazas undertaken by Party B shall not be released in Wanda Cinema or Wanda Plaza, otherwise once it was discovered, Party A had the right to immediately stop the advertisement.

(9) Party B shall place an advertisement in according to this contract, and must execute the order through the direction of the cinema. Party B has no right to directly issue the execution order to the theater, and has no right to directly submit the material copy to the theater and has no right to request the contents of the execution order from the theater. Otherwise, Party B shall bear the relevant responsibilities solely for the dispute caused. If Party A causes losses to Party A, Party B shall be liable for compensation.

(10) The length of the advertisement that Party B can publish must be based on 15 seconds as a unit. (such as 15 seconds, 30 seconds, 60 seconds).

(11) Party B shall not select only a single theater single room for advertising in the area, and must publish it in accordance with all the cinemas in a single theater.

(12) In the case that Party A’s total advertising time does not expire, Party B may post a timeout advertisement in addition to the local resource duration, and shall pay additional advertising fee to Party A. The selling price of this part should be negotiated with Party A first, and Party A's quotation shall prevail. Party B shall submit the overtime media confirmation form provided by Party A before the release. Party B shall post above issue affixed the official seal or contract chapter to Party A at least four working days in advance. And the time-out advertising fee is paid in one lump sum before the publication. Party A has the right not to publish the overtime advertisement if Party B accepts the overtime advertisement without the consent of Party A. The liability for breach of contract and compensation arising therefrom shall be borne by Party B and shall have nothing to do with Party A.

(13) After receiving the report of Party A's session, Party B shall sign and seal the receipt within five days after receiving the report of the event and return the signed report or scanned copy to Party A. The report after Party B's signature or receipt returned overdue or the report is not signed, it will be regarded as a normal broadcast without error.

(14) Party B shall designate personnel to use the advertising supervision card provided by Party A to enter the theater for advertising monitoring. Party A shall ensure that Party B's monitoring personnel can conduct normal monitoring and broadcasting activities in the theater, but Party B’s personnel needs to monitor according to the relevant monitoring order of the theater. If Party B’s personnel have a dispute with the theater and Party A shall not bear any responsibility. In the event that a dispute between Party B's monitor and the theater affects Party A's cooperation with the theater, Party B shall bear all losses (including but not limited to direct and indirect losses) caused to Party A. If the monitoring personnel of Party B discovers that the mis-broadcasting or the wrong-broadcasting, they must contact the Party A’s designated personal at the spot, and both parties will confirm it on the spot, and Party A's executives will negotiate with the theater to solve the problem.

(15) Party A has the right to stop playing due to the abnormal playback screen and sound quality caused by the quality of Party B's advertisement copy. If the theater equipment is damaged, Party B shall bear all responsibility.

(16) Without the written consent of Party A, Party B shall not perform this contract by any third party in any form.

(17) Party B guarantees that the advertisements releasing in the contracted theaters have obtained the relevant authorization. The advertising contents are without any violation of any laws and regulations or infringement of the legitimate rights and interests of any third party (including but not limited to intellectual property rights) and the relevant regulations of the cinema. If the dispute arises from the above matters, Party B shall bear the responsibility. If Party B causes damage to Party A, Party A has the right to confiscate the deposit. If Party B's guarantee is insufficient to compensate Party A's loss, Party B shall still be liable for full compensation.

(18) If Party B doesn’t communicate with Party A in the event of a conflict between Party B’s pre-movie local advertisement and Party A’s non-local customer marketing system and that causes losses to Party A, Party A has the right to terminate/deactivate this agreement unilaterally and Party B shall pay Party A 30% of the contract amount of this contract as the compensation. If the liquidated damages are insufficient to make up for the losses of Party A, Party B shall make up the compensation.

Party A shall issue an invoice and margin receipt to Party B within 15 working days after receiving the cooperation fee from Party B as scheduled.

(19) Party B shall not arbitrarily contact with Party A’s other regional agents. If there is a phenomenon that the national order is split or smuggled., Party A has the right to terminate this agreement and confiscate the deposit. At the same time, Party B shall also pay Party A a 30% liquidated damages for the total amount of this agreement. If the liquidated damages are insufficient to compensate Party A's losses, Party B shall make up the compensation.

(20) Party B shall not conduct commercial propaganda, sign any agreement or assume any obligation in the name of Party A or Party A's affiliated company, otherwise Party B shall bear all consequences arising therefrom.

(21) Party B shall not sign an advertising contract with a time limit exceeding the term of this agreement. If this happens, Party A has the right to terminate this agreement unilaterally and cancel the agent qualification of Party B. The advertising fee already paid by Party B will not be refunded and the deposit will be forfeited.

(22) If Party B authorizes another person to transfer or lend, resell, or resell the agency right to others for business or use without Party A's consent, Party A has the right to terminate this agreement unilaterally and cancel Party B's agent qualification. The fee Party B has already submitted is not refundable and the deposit is forfeited.

Party A shall issue an invoice and margin receipt to Party B within 15 working days after receiving the cooperation fee from Party B as scheduled.

3. Settlement and Payment Methods

3.1. Party B shall pay the cooperation fee to Party A in accordance with the contract, as specified below.

The 2018 annual contract guarantee payment in amount of RMB        (20% of the total contract amount) should be paid before November 30, 2018.

The total contract amount for 2018 is RMB                 .

The payment of the contract is divided into four phases:

The first payment date is: Before December 10, 2018, the payment amount is (25% of the total contract amount): RMB                 .

The second payment date is: Before March 15, 2019, the payment amount is (25% of the total contract amount): RMB                 .

The third payment date is: Before June 15, 2019, the payment amount is (25% of the total contract amount): RMB                 .

The fourth payment date is Before September 15, 2019, the payment amount is (25% of the total contract amount): RMB                 .

Party A receives the cooperation fees as scheduled Within 15 working days, an equal invoice and a deposit receipt will be issued to Party B.

In the second year (2020), the contract amount must be signed by a supplementary agreement. Among them, A1 city (Harbin), provincial capital city theater price (calculation method: the actual transaction price of this contract / the total number of theaters in Table 1 of the first paragraph *the number of A 1 city, provincial capital city theaters) up 10%; Party B wants to purchase Party A's new cinema, and the price of the new cinema will be separately included in the contract amount. If the 2019 annual guarantee is less than 20% of the total contract amount in 2020, Party B must make up before November 20, 2019. Party B shall pay Party A the cooperation fee according to the payment method of 2019, that is, pay the 2020 annual contract payment before December 20, 2019.

3.2.Refund and Deduction

(1) If Party B strictly abides by the contract and operates the agency and pays all the cooperation fees as agreed in the contract, Party A shall refund the full deposit before January 31, 2021.

(2) If Party B has a breach of contract that Party A considers to be serious (including but not limited to Party B's breach of contract as described in this contract), Party A has the right to terminate/unsubscribe the contract unilaterally and not to return the full deposit and the fees already executed.

3.3 The cost of the creative production is not included in the above cooperation fee. If Party B needs Party A to provide the production material service, it shall submit the material that meets the screen playback specifications to Party A before 7 working days of each publication, and Pre-production payment should be done before completion production .Single creative conversion < 15 seconds costs RMB , 30 seconds single creative conversion costs RMB , 45 seconds creative conversion fee equals to 15 seconds fee + 30 seconds fee; 60 seconds creative conversion’s fee equals to 30 seconds fee + 30 seconds fee.

3.4 Party A’s Account Information

Account Name: Tianjin Wanda Media Co., Ltd

Bank of Deposit:

Account Number:

3.5 The two parties confirmed that there will be no cash transactions in the agreement period (excluding bank transactions), and Party A will not accept any cash payments. Party B promises that, except when agreed by both parties in a written agreement, it will not require Party A to accept cash payments. Party B will be responsible for any conflicts caused by cash payments, if any.

4. Liability for Breach of Contract

4.1. Both Party A and Party B shall stipulate their respective obligations in accordance with this contract. If either party fails to perform its obligations as stipulated in this contract or fails to perform its obligations or causes this agreement to fail to be fulfilled, For breach of contract, the defaulting party shall, in accordance with this contract, direct the compensate the observant party for the loss.

4.2. Dealing with Party A's breach of contract:

(1) In the contract period, if Party A does not ensure that Party B has exclusive agency rights in the above-mentioned cinemas (the third party acts as the sole agent of Party B as stipulated in this contract), except for the second paragraph of Article 2 of this contract. Except for the agreement, Party B has the right to notify Party A in writing. Party A shall check the situation after receiving the notice. If, Party B's written report is true and Party A shall correct it within 3 working days.

(2) If the public service advertisements undertaken by the theater for coordinating local administrative relations are not in violation of this contract.

4.3. Dealing with Party B's breach of contract:

(1) If Party B delays payment of any fees stipulated in this contract, Party A has the right to request Party B to pay the late payment fee of 0.5% of the cooperation amount and has the right to refuse and stop the advertisement of Party B. The advertising fee of Party B will not be deducted during the stop-broadcasting period. Party A does not assume any responsibility for the consequences. If Party B fails to pay the payment and the default period exceeds 15 days, Party A has the right to terminate this contract unilaterally. At the same time, Party B shall pay Party A 30% of the contractual cooperation amount, and Party A shall have the right to deduct all the performance bond of this contract from being refunded. If the liquidated damages are insufficient to make up for the losses of Party A, Party B shall make up the compensation.

(2) If Party B violates Articles 2.2 (7) (8) (16) (20) of this contract, Party A has the right to confiscate the deposit.

(3) If Party B violates Articles 2.2 (11) (13) of this contract, Party A has the right to confiscate the 5% deposit. If the circumstances are serious, Party A has the right to terminate/cancel the contract and confiscate all the deposit.

(4) If Party B violates 2.1 (6) and 2.2 (2) of this contract, that Party B undertakes the advertisements other than the local advertisements clearly defined in this contract or undertake the direct or indirect advertisement of the local or non-local advertisements of Party A’s national competition companies, Party B shall pay Party A 100% amount of the contract and Party A has the right to deduct all the performance bond of this contract and will not refund it. Party A has the right to unilaterally terminate the contract without any liability. If the liquidated damages are insufficient to make up for the losses of Party A, Party B shall make up the compensation.

(5) If Party B’s sales price is lower than the contractual advertising price, which affects Party A’s advertising sales or causes customer complaints, Party B shall compensate all the losses caused to Party A (including but not limited to direct losses and indirect losses), Party A also has the right to unilaterally terminate the contract and confiscate all deposit.

(6) Party B shall bear the confidentiality obligation of the cooperation content and price of this contract. Without the written permission of Party A, Party B shall not notify the contract cooperation terms and cooperation price to any other third-party company or individual. Otherwise, Party A has the right to terminate the contract and Party B will compensate Party A for breach of contract in the amount of 30% of the contract amount. If the liquidated damages are insufficient to make up for the losses of Party A, Party B shall make up the compensation.

(7) After the signing of this contract, Party B shall not cooperate with Party A's national or local competition companies in the contracted theaters for agency business during the contract period. In case of violation of this agreement, Party A has the right to terminate the cooperation relationship with Party B. At the same time, Party B is willing to make Party B compensation for breach of contraction the amount of 30% of the contract amount, and Party A has the right to deduct all the performance bond of this contract. If the liquidated damages are insufficient to make up for the losses of Party A, Party B shall make up the compensation.

(8) Party B shall strictly keep confidential the business-related information provided by Party A (including but not limited to movie box office data, training materials, etc.), if Party B’s losses are caused by Party A’s disclosure of relevant information, Party B shall compensate all losses of Party A (including but not limited to direct losses and indirect losses) and Party A has the right to unilaterally terminate the contract without any liability.

(9) Before the expiration of the contract, if Party B shall terminate or terminate this contract without the written consent of Party A, Party A has the right to deduct all the performance bond of this contract and Party B will compensate Party A for breach of contract in the amount of 30% of the contract amount. If the liquidated damages are insufficient to make up for the losses of Party A, Party B shall make up the compensation.

5. Others

5.1. Termination of the Contract:

1) This contract can be terminated by mutual agreement, but a separate written agreement shall be signed.

2) This contract will be terminated from the date of completion of this contract.

5.2. If Party A's cooperation with all the theaters in this contract is terminated early, this contract shall be terminated at the same time. Party A shall return the contracted amount that has been received but not executed to Party B. Party B shall pay the amount that has executed but has not yet paid.

5.3. Settlement of disputes: If there is a dispute arising from the performance of this contract, the two parties shall settle the dispute through friendly negotiation. When the negotiation fails, either party has the right to file a lawsuit in the people's court where the contract is signed.

5.4. Contract validation: This contract shall become effective on the date of the seal of both parties.

5.5. Force Majeure: In the course of performance of this contract, if any party of this contract cannot perform part or all of the contract terms due to force majeure (including legal changes and government orders), the party that suffers force majeure does not need to bear any responsibility, but it shall notice the other party in writing within 10 days since the force majeure occurred. If the above situation causes the theater to stop broadcasting, the contract time will be postponed according to the actual number of days of suspension. If the theater is closed due to the above circumstances, Party A shall notify Party B in writing within seven days, and this contract will be terminated naturally. Party A shall return the contracted amount that has been received but not executed to Party B. In case of other special circumstances, Party A and Party B shall resolve the dispute through negotiation.

5.6. Prohibition of Commercial Bribery:

(1) Both Party A and Party B shall strictly abide by the Criminal Law of the People's Republic of China and the Law of the People's Republic of China against Unfair Competition,

the Provisional Regulations on the Prohibition of Commercial Bribery and the Opinions on Several Issues Concerning the Application of Laws in the Handling of Commercial Bribery Criminal Cases, etc., to prohibit the commercial bribery and other improper business practices.

(2) Both parties confirm that commercial bribery means that Party B (Party A) or its staff members shall give Party A (Party B) personnel a business interest or a special commercial treatment for the purpose of facilitating the transaction or obtaining more business benefits from Party A (Party B). Act of illegitimate interests including but not limited to providing:

1) Promotional fees, publicity fees, sponsorship fees, research fees, labor costs, consulting fees, commissions or reimbursement of various fees, membership cards containing credit cards, token cards (vouchers), travel, inspection, and home decoration.

2) Borrowing, financing guarantees, commodity sales, rebates, shopping discounts, home purchases, gifts (such as souvenirs, holiday gifts, etc.), gifts, entertainment, entertainment, etc.

3) Any legal liability for the above-mentioned improper interests provided by the staff member to accept the other party's unfair advantage, the party shall not be able to claim the reduction or deduction of any fees payable or refuse to perform other contractual obligations. .

5.7. Both Party A and Party B shall affix a copy of their business license to the other party and keep it for the record.

5.8 The official contract text shall be delivered to the communication address agreed in this contract by personal delivery, registered mail or express delivery service. All notices, opinions, requests or other communications and contacts issued in the execution of this contract shall be in writing. The contact address and contact number at the beginning of this agreement are valid delivery methods designated by the parties. If a party relocates and changes phones, it shall notify the other party in writing within two days of relocation or change of the phone, if the party relocates or changes. If the contact number causes the other party to be unable to contact, the consequences shall be borne by the party. By fax, mail, registered mail or by post, it is deemed to be served when the fax, mail, registered mail or post is sent.

5.9 After the expiration of this contract, Party B has the priority  to renew the lease under the same conditions.

5.10 If the contract is not completed, the relevant clauses may be changed or the contract may be terminated after the agreement between the two parties. However, a supplementary agreement shall be signed separately. The supplementary agreement shall be attached to this contract and have the same legal effect as this contract.

5.11. This contract has four copies, each party has two copies, which has the same legal effect.

Party A: Tianjin Wanda Media Co., Ltd.
Address: 28th Floor, Zhongyu Building, No 6, Gongtibei Road, Chaoyang District, Beijing
Contact Person: Shen Zhang
Signature:	/s/ Shen Zhang
Email
Contact Number:

Party B: Leaping Media Group Co., Ltd.
Address: Room 2010, Huarun Center, Jiansheda Road, Tiexi District, Shenyang
Contact Person: Tao Jiang
Signature:	/s/ Tao Jiang
Email:
Contact Number:
Fax:
Date:

Attachment1: Wanda Media Regional Agency Advertising Execution Form

Wanda Media Regional Agency Advertising Execution Form

Wanda Media Regional Agency Advertising Execution Form
Province					City
Name of cinema
Release time					Tabulation date
No	Ad Situation	Ad name	Copy name	Time duration	Start time	Finish time	Location

Total
Remark

Attachment 2: Pre-movie advertisement agency authorization letter

Pre-movie advertisement agency authorization letter

We entrust Leaping Media Group Co., Ltd. to act as the exclusive agent of Party A's 113 cinema halls in 11 theaters in the Heilongjiang region. Pre-movie advertisement playing order: Party B’s advertisement (pre-movie local advertisement) + Party A’s advertisement (pre-movie national advertisement) + Movie.

This authorization period will be effective from December 28, 2017 to December 26, 2018.

List of corporated cinemas

Province	Numbers of cooperative theater	City	Cinema	Numbers of cinema halls
Heilongjiang	15	Harbin	Wanda cinema (Central)	8
		Harbin	Wanda cinema (Xiangfang) Branch)	6
		Harbin	Wanda cinema (West Branch)	11
		Harbin	Lesong Square Center	7
		Harbin	Achengdaren Aquare Center	7
		Harbin	Qunli Wealth square	7
		Harbin	Wanda cinema (Travel Center)	10
		Harbin	Songlei Square Branch	8
		Daqing	Wanda Cinema (Saertu)	8
		Daqing	Wanda Cinema (Lenovo)	7
		Jiamusi	Wanda Cinema (Square)	9
		Jiamusi	Wanda Cinema (Aona)	5
		Qiqihaer	Wanda Cinema	9
		Jixi	Wanda Cinema	7
		Mudanjiang	Wanda Cinema	9

Attachment 3: Overtime Media Confirmation

Regional Agency Overtime Media Confirmation
(Clients’ Confirmation)

Customer Company Name:	Manager:
Advertising brand:	Advertising screen content:
Media Provider:	Manager:
Release details:

Media type	Release city	Release time range	Number of release cinemas	Duration (Secs)	Location

Publishing fee: Production cost: Total amount:

Payment plan: 100% of the advertising fee will be paid at least four working days before the publication (specific to the year, month and day of payment). After receiving the payment, the media provider will provide the customer with the corresponding amount of VAT invoice on a quarterly basis.

Other supplementary information:

Remarks:

1. Please consult the media provider if you have any questions about advertising services.

2. The two parties who placed the movie list will confirm in writing or email (the customer company authorized email: )

In accordance with established practice, the media provider has the right to make no more than 10% adjustments in the placements listed in the theater schedule (ie, the number of screened events in the total number of movie theaters does not exceed 10%). The party shall ensure that the number of movie theaters actually released is not less than the number of agreed movie rooms. The media provider can notify by email, and the customer can confirm it, however in the case that more than 10% of changes has been made, it must be confirmed in writing by both parties.

3. If the client fails to pay on time, or fails to provide the commercial document on time, it is deemed that the customer has breached the contract, and the media provider has the right to sell it separately without any liability, and the client may not waive all the payment obligations under this confirmation.

4. This confirmation form is valid after the customer confirms with stamp and is deemed to be the basis for the customer to confirm the delivery. If there are no special requirements, the media provider will provide advertising services in accordance with the media's access service standards and procedures. Both parties may sign the contract within 5 working days after the stamp as a supplement to this confirmation. If the parties have not signed a contract, the agreement will be subject to the confirmation of the confirmation, and the customer will be deemed to have confirmed the delivery.

5. The latest submission time for the confirmation form after the client confirms the stamp is the first 12 working days of the previous issue.

6. This confirmation form was signed in Chaoyang District, Beijing.